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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ___________________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 6, 2001

                          ___________________________

                               Cleco Corporation
            (Exact name of registrant as specified in its charter)

          Louisiana                       1-15759                 72-1445282
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation                                       Identification No.)



             2030 Donahue Ferry Road
              Pineville, Louisiana                      71360-5226
     (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (318) 484-7400


                          ___________________________


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Item 5.   Other Events.

          Cleco Corporation is filing as exhibits to this current report on Form 8-K Management's Discussion and Analysis of Financial Condition and Results of Operations together with its audited consolidated financial statements for the years ended December 31, 2000, 1999 and 1998 and its Statement Regarding Computation of Ratios for the twelve-month periods ended December 31, 2000, 1999, 1998, 1997 and 1996.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

     Exhibit Number                               Description
     --------------                               -----------

           12 Statement Regarding Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends for the twelve-month periods ended December 31, 2000, 1999, 1998, 1997 and 1996.

           23                 Consent of PricewaterhouseCoopers LLP.

           99 Managements's Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements for the years ended December 31, 2000, 1999 and 1998.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CLECO CORPORATION


Date: March 6, 2001          By: /s/ Thomas J. Howlin
                                     --------------------------
                                     Thomas J. Howlin
                                     Senior Vice President -Financial Services
                                     and Chief Financial Officer